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                                                                   Exhibit 10.50

                                  March 10, 2000

Mr. James L. Vincent
7 Audubon Road
Weston, MA 02193


Dear Jim:

         This letter will serve as notice that Biogen, Inc. would like to extend your chairmanship of the Board of Directors for an additional three years under the terms of the letter agreement dated November 21, 1996 (the "Letter Agreement") amending your Employment Agreement dated as of September 23, 1985 (the "Employment Agreement") such that your chairmanship will continue after the end of the Initial Chairmanship Term, as defined in the Letter Agreement, on February 14, 2001 until February 14, 2004 (the "Extended Term") unless earlier terminated by your resignation or earlier removal.

         During the Extended Term, after appointment of a successor Chief Executive Officer, your duties as Chairman will once again consist of those activities specified under Section 1 of the Letter Agreement.

         All other terms of the Letter Agreement and the Employment Agreement, as amended by the Letter Agreement and this letter, shall apply during the Extended Term.

         If you agree with extension of your chairmanship on the above terms, please execute this letter and the enclosed copy in the space provided below.

                                      Sincerely,

                                      Biogen, Inc.


                                         By:      /s/ Roger H. Morley
                                                  Chairman, Compensation and
                                                  Management Resources Committee

                                         By:      /s/ Harold W. Buirkle
                                                  Member, Compensation and
                                                  Management Resources Committee
                                         By:      /s/ Phillip A. Sharp
                                                  Member, Compensation and
                                                  Management Resources Committee



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                                         By:      /s/ Mary L. Good
                                                  Member, Compensation and
                                                  Management Resources Committee



Acknowledged and agreed

/s/ James L. Vincent